UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : March 22, 2021 (March 17, 2021)

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

303-684-7660

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, at $0.0001 par value	MAXR	New York Stock Exchange, Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 17, 2021, Maxar Technologies Inc. (the “Company”) entered into an Underwriting Agreement with Goldman Sachs & Co. LLC as representative of the several underwriters listed therein (the “Underwriting Agreement”), pursuant to which the Company agreed to sell, and the underwriters listed therein agreed to purchase, subject to the terms and conditions set forth therein, 10,000,000 shares of the Company’s common stock and, at the option of the underwriters listed therein, an additional 1,500,000 shares of the Company’s common stock.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Common Stock Offering

On March 22, 2021, the Company completed the public offering of 10,000,000 shares of common stock, par value $0.0001 per share, of the Company, at a public offering price of $40.00 per share (the “Offering”). The Company completed the Offering pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K. The Company intends to use all of the net proceeds from the Offering to fund the redemption of a portion of its outstanding 9.75% Senior Secured Notes due 2023 and for general corporate purposes.

The Offering was registered under the Securities Act, pursuant to a registration statement on Form S-3 (Registration No. 333-2544280) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2021. The material terms of the Offering are described in the prospectus supplement, dated March 17, 2021, filed by the Company with the Commission on March 18, 2021, pursuant to Rule 424(b)(2) of the Securities Act, which relates to the offer and sale of the shares of common stock and supplements the preliminary prospectus supplement relating to the Offering, dated March 15, 2021, that constitutes a part of the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are furnished with this report:

1.1	Underwriting Agreement, dated as of March 17, 2021, by and among the Company and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters on Schedule I thereto.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 22, 2021	Maxar Technologies Inc.

	By:	/s/ James C. Lee
Name: James C. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary